Exhibit 8

PRINCIPAL SUBSIDIARIES

Smith & Nephew plc

Subsidiary Undertakings

Company	Country of Incorporation
A2 Surgical	France
Adler Mediquip Private Limted	India
ArthroCare (Australasia) Pty Ltd	Australia
ArthroCare (Deutschland) GmbH	Germany
ArthroCare (Hong Kong) Ltd	Hong Kong
ArthroCare Austria AG	Austria
ArthroCare Belgium SPRL	Belgium
ArthroCare BeNeLux BV	Netherlands
ArthroCare Canada Ltd	Canada
ArthroCare Corporation	USA
ArthroCare Corporation Cayman Islands	Cayman Islands
ArthroCare Costa Rica Srl	Costa Rica
ArthroCare Danmark Aps	Denmark
ArthroCare Europe Aktiebolag	Sweden
ArthroCare Finland Oy	Finland
ArthroCare France Sarl	France
ArthroCare India Medical Device Private Limited	India
ArthroCare Luxembourg Sarl	Luxembourg
ArthroCare Medical Corporation	USA
ArthroCare Medical Devices (Beijing) Co. Ltd	China
ArthroCare Singapore Pte Ltd	Singapore
ArthroCare UK Ltd	England
Atlantech Medical Devices (UK) Ltd	England
Bioventus LLC	USA
Blue Sky Medical Group Inc	USA
Device Reimbursement Services Inc.	USA
DiscoCare, Inc.	USA
Eleven Blade Solutions, Inc.	USA
ENTrigue Surgical, Inc.	USA
Healicoil Inc.	USA
Hipco Inc	USA
ICEMBE Medical (pty) Ltd	South Africa
Kalypto Medical, Inc.	USA
LLC Smith & Nephew	Russia
OC Acquisitions Sub, LLC	USA
Oratec Interventions, Inc	USA
Orthopaedic Biosystems Ltd., Inc.	USA
OsteoBiologics, Inc	USA
Plus Orthopaedics (UK) Ltd	UK
Plus Orthopedics GmbH	Austria
Plus Orthopedics Hellas SA	Greece
Plus Orthopedics Holding AG	Switzerland
Plus Orthopedics LLC	USA
Smith & Nephew (Alberta) Inc	Canada
Smith & Nephew (Europe) B.V.	Netherlands
Smith & Nephew (Overseas) Limited	England
Smith & Nephew (Pty) Limited	South Africa

Company	Country of Incorporation
Smith & Nephew A/S	Denmark
Smith & Nephew A/S	Norway
Smith & Nephew AB	Sweden
Smith & Nephew AHP Inc.	USA
Smith & Nephew Argentina Srl	Argentina
Smith & Nephew ARTC Limited	England
Smith & Nephew B.V.	Netherlands
Smith & Nephew Beijing Holdings Ltd	Hong Kong
Smith & Nephew Business Services Gmbh & Co. KG.	Germany
Smith & Nephew Business Services Verwaltungs Gmbh	Germany
Smith & Nephew Beta Limited	England
Smith & Nephew China Holdings UK Limited	England
Smith & Nephew Chusik Hoesia	Korea
Smith & Nephew Collagenase Limited	England
Smith & Nephew Comercio de Produtos Medicos LTDA	Brazil
Smith & Nephew Consolidated, Inc	USA
Smith & Nephew Curacao NV	Curacao
Smith & Nephew Deutschland (Holding) GmbH	Germany
Smith & Nephew do Brasil Participacoes SA	Brazil
Smith & Nephew Employees Trustees Limited	England
Smith & Nephew Endoscopy KK	Japan
Smith & Nephew ESN Limited	England
Smith & Nephew Executive Pension Scheme Trustee Limited	England
Smith & Nephew Extruded Films Limited	England
Smith & Nephew Finance	England
Smith & Nephew Finance Holdings Limited	Cayman Islands
Smith & Nephew Finance Ireland Limited	Ireland
Smith & Nephew Finance Lux LLP	England
Smith & Nephew Finance Oratec	England
Smith & Nephew Finance Sarl	Luxembourg
Smith & Nephew France SAS	France
Smith & Nephew FZE	United Arab Emirates
Smith & Nephew GmbH	Germany
Smith & Nephew GmbH	Austria
Smith & Nephew Healthcare Limited	England
Smith & Nephew Healthcare Private Limited	India
Smith & Nephew Healthcare Sdn Berhad	Malaysia
Smith & Nephew Hellas SA	Greece
Smith & Nephew Holdings Inc.	USA
Smith & Nephew Inc.	Canada
Smith & Nephew Inc.	Puerto Rico
Smith & Nephew Inc.	USA
Smith & Nephew International S.A.	Luxembourg
Smith & Nephew Investment Holdings Limited	England
Smith & Nephew KK	Japan
Smith & Nephew Lda	Portugal
Smith & Nephew Limited	Ireland
Smith & Nephew Limited	Thailand
Smith & Nephew Limited	New Zealand
Smith & Nephew Limited	Hong Kong
Smith & Nephew Management B.V.	Netherlands
Smith & Nephew Manufacturing AG	Switzerland
Smith & Nephew Medical (Shanghai) Limited	China
Smith & Nephew Medical (Suzhou) Limited	China

Company	Country of Incorporation
Smith & Nephew Medical Fabrics Limited	England
Smith & Nephew Medical Limited	England
Smith & Nephew Medikal Cihazlar Limited Sikreti	Turkey
Smith & Nephew Nederland C.V.	Netherlands
Smith & Nephew Nominee Company Limited	England
Smith & Nephew Nominee Services Limited	England
Smith & Nephew Optics B.V.	Netherlands
Smith & Nephew Orthopaedics AG	Switzerland
Smith & Nephew Orthopaedics (Beijing) Limited	China
Smith & Nephew Orthopaedics France SAS	France
Smith & Nephew Orthopaedics GmbH	Germany
Smith & Nephew Orthopaedics KK	Japan
Smith & Nephew Orthopaedics Limited	England
Smith & Nephew OUS, Inc.	USA
Smith & Nephew Oy	Finland
Smith & Nephew Pension Fund Trustees Limited	England
Smith & Nephew Pensions Nominees Limited	England
Smith & Nephew Pharmaceuticals (Proprietary) Limited	South Africa
Smith & Nephew Pharmaceuticals Limited	England
Smith & Nephew Pte Limited	Singapore
Smith & Nephew Pty Limited	Australia
Smith & Nephew Raisegrade Limited	England
Smith & Nephew Rareletter Limited	England
Smith & Nephew S.A.U	Spain
Smith & Nephew S.A. de C.V.	Mexico
Smith & Nephew S.A.-N.V	Belgium
Smith & Nephew S.A.S.	France
Smith & Nephew Schweiz AG	Switzerland
Smith & Nephew S.r.l.	Italy
Smith & Nephew Suzhou Holdings Limited	Hong Kong
Smith & Nephew sp. z.o.o.	Poland
Smith & Nephew Surgical Holdings Pty Limited	Australia
Smith & Nephew Surgical Limited	New Zealand
Smith & Nephew Surgical Pty Limited	Australia
Smith & Nephew TE I, LLC	USA
Smith & Nephew TE II, L.L.C	USA
Smith & Nephew Trading Group Limited	England
Smith & Nephew UK Limited	England
Smith & Nephew USD Limited	England
Smith & Nephew Wound Management (LaJolla)	USA
Smith & Nephew Wound Management KK	Japan
Sri Siam Medical Limited	Thailand
T. J. Smith and Nephew, Limited	England
TP Limited	Scotland
The Albion Soap Company Limited	England
Tenet Medical Engineer Inc	Canada

All companies trade under the name of Smith & Nephew and deal with Medical Device products.